UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33607
(Commission file number)
76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on June 7, 2011, at The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, NY 10019. The following matters were acted upon:
1. ELECTION OF DIRECTORS
Peter I. Bijur, David J. Butters, Brian R. Ford, Louis S. Gimbel, 3rd, Sheldon S. Gordon, Robert B. Millard, Rex C. Ross and Bruce A. Streeter were elected to serve as directors of the Company until their successors are duly elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter I. Bijur	20,442,820	538,017	3,132,273
David J. Butters	20,131,236	849,601	3,132,273
Brian R. Ford	20,874,374	106,463	3,132,273
Louis S. Gimbel, 3rd	20,158,573	822,264	3,132,273
Sheldon S. Gordon	20,427,857	552,980	3,132,273
Robert B. Millard	19,859,159	1,121,678	3,132,273
Rex C. Ross	20,712,853	267,984	3,132,273
Bruce A. Streeter	20,813,647	167,190	3,132,273
Robert T. O’Connell, a member of the Company’s board of directors immediately prior to the Annual Meeting, was not a nominee for election as a director at the Annual Meeting and is no longer a director of the Company.
2. PROPOSAL TO APPROVE THE GULFMARK OFFSHORE, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN
A proposal to approve the GulfMark Offshore, Inc. 2011 Employee Stock Purchase Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,725,416	194,187	61,234	3,132,273
3. PROPOSAL TO APPROVE THE GULFMARK OFFSHORE, INC. 2011 NON-EMPLOYEE DIRECTOR SHARE INCENTIVE PLAN
A proposal to approve the GulfMark Offshore, Inc. 2011 Non-Employee Director Share Incentive Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,951,696	961,698	67,443	3,132,273
4. PROPOSAL TO APPROVE THE GULFMARK OFFSHORE, INC. DEFERRED COMPENSATION PLAN
A proposal to approve the GulfMark Offshore, Inc. Deferred Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,560,195	350,159	70,383	3,132,273
5. PROPOSAL TO APPROVE, BY A STOCKHOLDER NON-BINDING ADVISORY VOTE, THE COMPENSATION PAID BY US TO OUR NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS A “SAY-ON-PAY” PROPOSAL.

A proposal to approve, by a stockholder non-binding advisory vote, the compensation paid by us to our named executive officers, commonly referred to as a “say-on-pay” proposal was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,487,275	1,406,722	86,840	3,132,273
6. ESTABLISHMENT OF, BY A STOCKHOLDER NON-BINDING ADVISORY VOTE, THE FREQUENCY OF SUBMISSION TO STOCKHOLDERS OF ADVISORY “SAY-ON-PAY” PROPOSALS.
The frequency of submission to stockholders of advisory “Say-on-Pay” proposals, by a stockholder non-binding advisory vote, was voted to be every year. The votes were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
18,537,650	193,346	2,179,993	69,848	3,132,273
7. A PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011
A proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2011 was approved by the following votes:

Votes For	Votes Against	Abstain
24,020,235	23,688	69,187
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2010	GulfMark Offshore, Inc.
	By:	/s/ Quintin V. Kneen
Quintin V. Kneen
Executive Vice President and Chief Financial Officer

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